SCHWAB CAPITAL TRUST
(the “Trust”)

SCHWAB MARKETTRACK PORTFOLIOS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
(the “Portfolios”)

Supplement dated November 11, 2009 to the
Prospectus dated February 28, 2009,
as supplemented July 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

The Portfolios seek to maintain a defined mix of asset classes over time by investing mainly in a combination of other Schwab Funds, mainly index funds. With respect to the portion of the Portfolios’ assets that were allocated to the large-cap segment of the stock market, the Portfolios invested in the Schwab Institutional Select S&P 500 Fund. On September 9, 2009, the Schwab Institutional Select S&P 500 Fund was reorganized into the Schwab S&P 500 Index Fund, a separate series of the Trust. Effective September 10, 2009, the Portfolios no longer invest in the Schwab Institutional Select S&P 500 Fund; instead, the portion of the Portfolios’ assets that are allocated to the large-cap segment of the stock market are invested in the Schwab S&P 500 Index Fund. The Schwab Institutional Select S&P 500 Fund and the Schwab S&P 500 Index Fund have substantially similar investment objectives and each Fund pursues its investment objective by investing primarily in stocks that are included in the S&P 500 Index.

Accordingly, the following changes are made to the “Asset Allocation” Sub-Section of each Portfolio’s “Strategy” Section:

•	The reference to the Schwab Institutional Select S&P 500 Fund as the Portfolio’s underlying fund that focuses on the large-cap segment of the stock market is deleted and replaced with the Schwab S&P 500 Index Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Charles Schwab & Co., Inc. Member SIPC
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